S E L I G M A N

S E L E C T

M U N I C I P A L
F U N D,   I N C .

First Quarter Report
March 31, 2003

Seligman Select Municipal Fund, Inc.
Managed by

J. & W. SELIGMAN & CO.
INCORPORATED
Investment Managers and Advisors
ESTABLISHED 1864
100 Park Avenue, New York, NY 10017

www.seligman.com

Photo: Courtesy Michigan Travel Bureau

CESEL3a 3/03

To the Stockholders

For the three months ended March 31, 2003, Seligman Select Municipal Fund delivered a total return of 2.00% based on market price and 1.37% based on net asset value. The annualized distribution rate based on the current monthly dividend and market price at March 31, 2003, was 6.39%, which is equivalent to a taxable yield of 10.41% for investors in the maximum federal income tax bracket of 38.6%. Preferred Stockholders of the Fund were paid dividends at annual rates ranging from 1.049% to 1.50%.

     In the first quarter of 2003, investors were faced with discouraging economic reports and sharply higher oil prices, casting doubt on the economy’s ability to stage a lasting recovery. In addition, the high level of uncertainty regarding whether and how the US would go to war in Iraq hindered economic activity. Gross domestic product expanded at a modest 1.6% annualized rate in the first quarter. Despite fears of a protracted conflict, however, the war in Iraq was brief. As a result, consumer confidence rebounded from its February lows, and there is hope that, should business confidence rebound, the economy would receive the impetus needed to move ahead.

     The municipal market enjoyed continued healthy investor demand during the first three months of the year, helped by competitive yields and ongoing stock market volatility. At the same time, though, states and municipalities faced, and will continue to face, serious fiscal problems. Many have been employing a combination of spending cuts and tax increases to close large deficits caused by lower tax revenues. Credit rating trends are currently negative, and downgrades could increase over the near term. As the economy improves, however, so too should the creditworthiness of the nation’s states, cities, and municipalities.

     In the meantime, we continue to thoroughly research all municipal credits considered for purchase, as well as monitoring all current holdings for any signs of credit deterioration. More than 80% of the Fund’s portfolio is in Aaa/AAA-rated municipal bonds, the highest rating available, and a majority of the Fund’s holdings are backed by municipal insurance. We believe Stockholders of the Fund will continue to be well served by its emphasis on high-quality credits.

     Looking ahead, we think the economic recovery will continue, although it may be slow and possibly uneven. Interest rates should continue to be stable over the near term, and inflation should remain benign. In our view, the economy should be helped by the recent drop in oil prices and by the fiscal stimulus expected to be provided by the federal government.

     We thank you for your continued support of Seligman Select Municipal Fund and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Managers, as well as the Fund’s performance history and portfolio of investments, follows this letter.

By order of the Board of Directors,

William C. Morris Chairman

Brian T. Zino President

April 30, 2003

Interview With Your Portfolio Managers
Thomas G. Moles and Eileen Comerford

A TEAM APPROACH
Seligman Select Municipal Fund is managed by the Seligman Municipals Team, headed by Thomas G. Moles. Mr. Moles and Co-Portfolio Manager Eileen Comerford are assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund's investment objective. Team members include Senior Credit Analyst Audrey Kuchtyak, Theresa Barion, and Debra McGuinness.

What economic and market factors affected Seligman Select Municipal Fund during the first quarter of 2003?

     Seligman Select Municipal Fund benefited from stable interest rates during the first three months of 2003, posting positive investment results for the period. During the quarter, long-term municipal yields fluctuated within a narrow trading range and ended the period nearly unchanged from year-end levels. In contrast, Treasury bond yields were considerably more volatile, as they had been throughout the previous year.

     Demand for municipal securities remained robust despite lower yields. The renewed interest in the municipal market has been, to a large degree, the result of the protracted equity bear market. Throughout the past year, investors reduced their exposure to stocks in favor of municipal securities. In our view, long-term municipal bonds continue to offer a significant yield advantage compared with the after-tax yields of Treasury bonds and high-grade corporate bonds. Over the past year, the municipal yield curve has steepened, forcing investors to extend maturities in order to maximize investment yields and providing additional support to the long end of the market.

     Municipal issuers continued to take advantage of the attractive interest rate environment during the recent quarter, issuing $83.5 billion in municipal bonds and setting a new record. Refunding bonds, which are typically issued to retire outstanding, higher-cost debt, comprised a significant percentage of total volume. New issue supply in 2003 is not expected to surpass last year’s record volume, but it will likely remain strong given a continuation of positive market conditions.

     The recent recession and lackluster recovery have led to significant state and local revenue shortfalls. Budget surpluses and non-recurring revenue sources are quickly being exhausted, forcing elected officials to make difficult choices. Most states and municipalities have responded by reducing services and raising taxes. Despite these efforts, budget gaps are projected to widen during fiscal year 2004, particularly among those states that have failed to address structural imbalances.

What was your investment strategy during this time?

     The Fund has been positioned to benefit from a period of stable interest rate trends. Portfolio holdings remain concentrated in long maturity bonds due to the steeply sloped municipal yield curve. Over the past quarter, 30-year municipal bond yields exceeded 10-year municipal bond yields by as much as 118 basis points. Sector and quality ratings within the Fund remain largely unchanged from year-end.

Interview With Your Portfolio Managers
Thomas G. Moles and Eileen Comerford

     As a result of continuing efforts to improve the Fund’s call protection, near-term call exposure has been reduced. The portfolio has no optional call exposure in 2003 and only modest call risk in 2004. By limiting the percentage of bonds that can be called in the near future, we can better manage the Fund’s dividend distributions. Further, the Fund’s common stock dividend distributions continue to benefit from the historically wide spread between rates paid on the Fund’s preferred shares and income generated by the investment portfolio.

     Credit research continues to be an essential component of our investment process. All portfolio holdings are carefully analyzed prior to purchase and are regularly monitored to ensure that they continue to meet our credit criteria. Additionally, the majority of the Fund’s holdings are insured and rated triple-A, providing an additional layer of protection during these uncertain times. The Fund intends to maintain a minimum of 80% of net assets in triple-A rated securities; at quarter-end, the percentage of triple-A holdings was at 86%.

What is your outlook?

     We believe the government’s proposed fiscal stimulus package and continued accommodative monetary policy will provide a needed boost to the sluggish economy. The recent achievements of coalition military forces in Iraq lessened the prevailing uncertainty and sparked an increase in consumer confidence. We anticipate continued improvement in the outlook for the economy and a gradual pickup in consumer and business spending.

     The nation’s states, cities, and municipalities face considerable challenges. Credit trends are currently negative, and downgrades are expected to accelerate going forward. Difficult budget decisions must be made in the months to come before a meaningful improvement in state and local finances can occur. For the remainder of the year, we look forward to a period of modest economic growth and stable interest rates. As the economy improves, so, too, should the overall creditworthiness of municipal bond issuers. In terms of risks from credit default, we believe the highest-rated municipal securities are second only to US government bonds. That distinction is unlikely to change despite the current difficulties confronting municipal credits.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Investment Results For Common Stock (unaudited)

TOTAL RETURNS*

For Periods Ended March 31, 2003

		Average Annual

	Three	One	Five	Ten
	Months	Year	Years	Years

Market Price**	2.00%	13.30%	4.31%	5.27%

Net Asset Value**	1.37%	12.70%	6.64%	6.89%

PRICE PER SHARE

	March 31,	December 31,
	2003	2002

Market Price	$10.80	$10.76

Net Asset Value	12.13	12.16

DIVIDEND AND CAPITAL GAIN (LOSS) INFORMATION PER SHARE
For the Three Months Ended March 31, 2003

	Capital Gain (Loss)

Dividends Paid†	Realized	Unrealized

$0.198	$(0.113)	$1.150	††

ANNUALIZED DISTRIBUTION RATE
The annualized distribution rate based on the current monthly dividend and market price at March 31, 2003 was 6.39%, which is equivalent to a taxable yield of 10.41% based on the maximum federal income tax rate of 38.6%. The tax-equivalent yield does not reflect any alternative minimum taxes to which an investor may be subject.

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that investors may pay on Fund distributions or on the sale of Fund shares. Past performance is not indicative of future investment results.

*	Returns for periods of less than one year are not annualized.

**	These rates of return reflect changes in the market price or net asset value, as applicable, and assume that all distributions within the period are invested in additional shares.

†	Preferred Stockholders were paid dividends at annual rates ranging from 1.049% to 1.50%. Earnings on the Fund’s assets in excess of the Preferred dividend requirements constituted income available for dividends to Common Stockholders.

††	Represents the per share amount of unrealized appreciation of portfolio securities as of March 31, 2003.

Portfolio of Investments (unaudited)	March 31, 2003

	Face		Ratings
State#	Amount	Municipal Bonds	Moody’s/S&P	Market Value

Alabama — 9.4%	$10,000,000	Jefferson County Sewer Rev. (Capital Improvement
		Warrants), 5.125% due 2/1/2039	Aaa/AAA	$10,125,400
	5,000,000	McIntosh Industrial Development Board,
		Environmental Facilities Rev. (CIBA Specialty
		Chemicals), 5.375% due 6/1/2028	A2/A	5,012,850
Alaska — 1.7%	2,395,000	Alaska Energy Authority Power Rev. (Bradley Lake
		Hydroelectric Project), 6% due 7/1/2021	Aaa/AAA	2,812,401
California — 21.2%	9,130,000	California Pollution Control Financing Authority
		Sewage and Solid Waste Disposal Facilities Rev.
		(Anheuser-Busch Project), 5.75% due 12/1/2030*	A1/A+	9,495,839
	4,100,000	Foothill/Eastern Transportation Corridor Agency
		Toll Road Rev., 5.75% due 1/15/2040	Baa3/BBB-	4,173,144
	4,000,000	San Diego Public Facilities Financing Authority
		Sewer Rev. Series 1999-A, 5% due 5/15/2029	Aaa/AAA	4,066,520
	5,700,000	San Diego Public Facilities Financing Authority
		Sewer Rev. Series 1999-B, 5% due 5/15/2029	Aaa/AAA	5,794,791
	10,000,000	San Francisco City and County Airports
		Commission Rev. (International Airport),
		6.30% due 5/1/2025*	Aaa/AAA	10,581,900
Georgia — 4.9%	7,535,000	Georgia Housing and Finance Authority Rev. (Single
		Family Mortgage), 6.10% due 6/1/2031*	Aa2/AAA	7,930,889
Illinois — 4.9%	7,500,000	Chicago GOs, 5.50% due 1/1/2040	Aaa/AAA	7,908,450
Louisiana — 5.8%	7,580,000	Louisiana Public Facilities Authority Hospital Rev.
		(Southern Baptist Hospitals, Inc. Project),
		8% due 5/15/2012†	NR/AAA	9,407,765
Massachusetts — 5.6%	4,000,000	Massachusetts Bay Transportation Authority
		General Transportation System Rev.,
		5.625% due 3/1/2026ø	Aaa/AAA	4,486,560
	4,000,000	Massachusetts Development Finance Agency Rev.
		(WGBH Educational Foundation),
		5.75% due 1/1/2042	Aaa/AAA	4,563,000
Michigan — 1.3%	2,000,000	Kalamazoo Hospital Finance Authority Rev.
		(Bronson Methodist Hospital),
		5.50% due 5/15/2028	Aaa/NR	2,077,760
Minnesota — 1.7%	2,500,000	Minnesota Agricultural and Economic Development
		Board Rev. (The Evangelical Lutheran Good
		Samaritan Society Project), 6.625% due
		8/1/2025	A3/A-	2,676,550
Missouri — 3.3%	5,195,000	Missouri State Housing Development Commission
		Single Family Mortgage Rev. (Homeownership
		Loan Program), 5.50% due 3/1/2033*	NR/AAA	5,321,758
New Jersey — 5.2%	8,000,000	New Jersey Economic Development Authority
		Water Facilities Rev. (American Water Co. Inc.),
		5.375% due 5/1/2032*	Aaa/AAA	8,312,080

See footnotes on page 7.

Portfolio of Investments (unaudited) (continued)

	Face		Ratings
State#	Amount	Municipal Bonds	Moody’s/S&P	Market Value

New York — 13.7%	$10,000,000	New York State Energy Research & Development
		Authority Electric Facilities Rev. (Consolidated
		Edison Co. NY Inc. Project),
		6.10% due 8/15/2020	Aaa/AAA	$11,119,200
	10,000,000	New York State Thruway Authority General Rev.,
		6% due 1/1/2025ø	Aaa/AAA	11,018,900
New York and	6,500,000	Port Authority of New York and New Jersey
New Jersey — 4.4%		(JFK International Air Terminal LLC Project Rev.),
		5.75% due 12/1/2022*	Aaa/AAA	7,062,575
Ohio — 2.1%	2,895,000	Cleveland Waterworks Improvement First Mortgage
		Rev., 5.75% due 1/1/2021ø	Aaa/AAA	3,266,399
	105,000	Cleveland Waterworks Improvement First Mortgage
		Rev., 5.75% due 1/1/2021	Aaa/AAA	116,121
Pennsylvania — 10.7%	3,000,000	Delaware County Industrial Development Authority
		Water Facilities Rev. (Philadelphia Suburban
		Water), 5.35% due 10/1/2031*	Aaa/AAA	3,088,920
	3,000,000	Lehigh County Industrial Development Authority
		Pollution Control Rev. (Pennsylvania Power &
		Light Company Project), 6.15% due 8/1/2029	Aaa/AAA	3,358,020
	10,000,000	Philadelphia Airport Rev., 6.10% due 6/15/2025*	Aaa/AAA	10,827,900
South Carolina — 3.2%	5,000,000	South Carolina Ports Authority Rev., 5.30%
		due 7/1/2026*	Aaa/AAA	5,098,400
South Dakota — 0.4%	675,000	South Dakota Housing Development Authority
		(Homeownership Mortgage Rev.), 6.30%
		due 5/1/2030*	Aa1/AAA	714,562
Tennessee — 5.3%	8,000,000	Humphreys County Industrial Development Board
		Solid Waste Disposal Rev. (E.I. duPont de
		Nemours & Co. Project), 6.70% due 5/1/2024*	Aa3/AA-	8,461,600
Texas — 16.2%	5,000,000	Dallas–Fort Worth International Airports
		Rev., 5.75% due 11/1/2030*	Aaa/AAA	5,278,950
	3,000,000	Houston Airport System Rev., 5.625%
		due 7/1/2030*	Aaa/AAA	3,099,690
	4,000,000	Houston Higher Education Finance Corporation
		Rev. (Rice University Project), 5.375%
		due 11/15/2029	Aaa/AAA	4,145,160
	5,000,000	Lower Neches Valley Authority Industrial
		Development Corp. Sewer Facilities Rev.
		(Mobil Oil Refining Corp. Project),
		6.40% due 3/1/2030*	Aaa/AAA	5,243,400
	7,500,000	Matagorda County Navigation District No. 1
		Pollution Control Rev. (Central Power and
		Light Co. Project), 6.125% due 5/1/2030*	Aaa/AAA	8,360,700
Washington — 13.7%	4,795,000	Chelan County Public Utility District No. 001
		(Chelan Hydro Consolidated System Rev.),
		6.25% due 7/1/2017*	Aaa/AAA	5,457,381
See footnotes on page 7.

March 31, 2003

	Face		Ratings
State#	Amount	Municipal Bonds	Moody’s/S&P	Market Value

Washington (continued)	$5,000,000	Chelan County Public Utility District No. 001
		(Chelan Hydro Consolidated System Rev.),
		6.35% due 7/1/2028*	Aaa/AAA	$5,667,550
	10,000,000	King County Sewer GOs, 6.125% due 1/1/2033	Aaa/AAA	10,944,500

Total Municipal Bonds (Cost $201,815,156) — 134.7%				217,077,585

		Variable Rate Demand Notes
Illinois — 0.7%	1,100,000	Illinois Health Facility Authority Rev.
		University of Chicago Hospital due 8/15/2026	VMIG1/A-1+	1,100,000
Missouri — 0.5%	800,000	Missouri State Health & Educational Facilities
		Authority Health Facility Rev. (Cox Health
		System) due 6/1/2022	VMIG1/A-1+	800,000
New York — 5.2%	6,000,000	New York City, GOs due 8/15/2003	NR/A-1+	6,000,000
	1,400,000	New York City, GOs Subseries E5 due 8/1/2017	VMIG1/A-1+	1,400,000
	500,000	New York City GOs due 8/1/2023	VMIG1/A-1+	500,000
	500,000	New York City, Municipal Water Finance
		Authority, Water & Sewer System Rev.
		due 6/15/2025	VMIG1/A-1+	500,000
Pennsylvania — 0.7%	1,200,000	Lehigh County, General Purpose Authority Rev.
		(Lehigh Valley Hospital) due 7/1/2028	VMIG1/NR	1,200,000
Texas — 0.7%	1,200,000	Harris County, Toll Road GOs due 8/1/2015	VMIG1/A-1+	1,200,000
Wyoming — 1.1%	1,700,000	Lincoln County, Pollution Control Rev.
		Series B (Exxon Project) due 7/1/2017*	P-1/A-1+	1,700,000

Variable Rate Demand Notes (Cost $14,400,000) — 8.9%				14,400,000

Total Investments (Cost $216,215,156)—143.6%				231,477,585
Other Assets Less Liabilities — 2.9%				4,620,715
Preferred Stock — (46.5)%				(75,000,000)

Net Assets for Common Stock — 100.0%				$161,098,300

#	The percentage shown for each state represents the total market value of bonds held of issuers in that state, measured as a percent ofnet assets for Common Stock, which does not include the net assets attributable to Preferred Stock of the Fund.
*	Interest income earned from this security is subject to the federal alternative minimum tax.
†	Escrowed-to-maturity security.
ø	Pre-refunded security.

Note: Investments in municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

Variable rate demand notes purchased by the Fund may be put back to the designated remarketing agent for the issue at par on any day, for settlement within seven days, and, accordingly, are treated as short-term holdings. These notes bear interest at a rate that resets daily or weekly. At March 31, 2003, the interest rates paid on these notes ranged from 1.15% to 1.20%.